UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2015
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LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
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Colorado	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 300, Sandy, UT 84070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal Year 2016 Annual Incentive Plan

On July 27, 2015, our board of directors, upon the recommendation of the Compensation Committee, adopted a fiscal year 2016 annual incentive plan (the “FY 2016 Annual Incentive Plan”). The FY 2016 Annual Incentive Plan is intended to reward certain full time employees who have been selected by the Compensation Committee for participation in the plan for their performance in meeting corporate goals. Our President and Chief Executive Officer and one of our other named executive officers are eligible to participate under the FY 2016 Annual Incentive Plan.
Under the terms of the FY 2016 Annual Incentive Plan, our President and Chief Executive Officer and other eligible named executive officers will receive bonuses if our company meets certain corporate goals. The corporate goals relate to our revenue and our earnings per share. The amount of any bonuses payable with respect to the achievement of corporate goals will vary depending upon the percent of the respective goals that are achieved.
The target bonus amount for Darren Jensen, our President and Chief Executive Officer, is 82% of his base salary. However, for fiscal year 2016, the signing bonus in the amount of $451,000 that we paid to Mr. Jensen will replace his at-target bonus. The maximum bonus amount for Mr. Jensen is 150% of his base salary. He will be eligible to receive an additional bonus award under the FY 2016 Annual Incentive Plan only to the extent that performance under the FY 2016 Annual Incentive Plan exceeds the relevant “Target” performance objectives. In such event, he will be eligible to receive an additional bonus award under the FY 2016 Annual Incentive Plan only for performance in excess of “Target” performance objectives in an amount greater than 82% of his annual base salary and equal to or less than 150% of his annual base salary, minus $451,000.
The target bonus amount for our other eligible named executive officer is 50% of his base salary and his maximum bonus amount is 62.5% of his base salary. The table below describes the target bonus amount and maximum bonus amount for our other eligible named executive officer based on his current base salary.

Executive Officer	Title	Target Bonus Amount	Maximum Eligible Bonus Amount
Robert M. Urban	Chief Operating Officer	$185,000	$231,250

None of our named executive officers received any bonus payments under our fiscal year 2015 annual incentive plan.
In the event of any discrepancies or conflicts between the foregoing summary and the terms of the FY 2016 Annual Incentive Plan, the terms of the FY 2016 Annual Incentive Plan shall prevail and govern.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2015	LIFEVANTAGE CORPORATION By: /s/ Beatryx Washington Name: Beatryx Washington Title: Vice President Legal Affairs